UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY DEFINEDTERM

MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

FORM N-CSR

Item 1.    Reports to Stockholders.

MainStay DefinedTerm Municipal Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  November 30, 2014  |  NYSE Symbol MMD

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Message from the President

As an asset class, municipal bonds provided generally positive returns for the six months ended November 30, 2014.

A number of factors affected the performance of the municipal market. The Federal Reserve remained accommodative by keeping the federal funds target rate in a range close to zero. In October, however, the Federal Open Market Committee (“FOMC”) decided to conclude its asset purchase program, widely known as quantitative easing.

In its statement dated October 29, 2014, the FOMC suggested that a near-zero federal funds target rate might remain appropriate for a considerable time following the end of quantitative easing. Even so, the FOMC indicated that any adjustment in the federal funds target rate would be data-dependent. In the statement, the FOMC indicated that while inflation had recently been held down by reduced energy prices, a number of other variables would affect the long-term inflation outlook.

During the six-month reporting period, the municipal market benefited from favorable supply and demand dynamics. On the one hand, demand for municipal bonds was consistently strong from institutional investors as well as retail investors. New issue supply, on the other hand, generally declined, causing the municipal market to contract. The municipal market was also challenged by a lack of consistent liquidity from banks.

The report that follows provides additional insight into the market forces, investment decisions, securities and risks that influenced MainStay DefinedTerm Municipal Opportunities Fund during the six months ended November 30, 2014.

We encourage you to read the report carefully, and we thank you for choosing MainStay DefinedTerm Municipal Opportunities Fund.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit mainstayinvestments.com/mmd.

Total Returns	Six Months	One Year	Since Inception 6/26/12

Net Asset Value (“NAV”)[1]	6.07%	23.53%	7.79%

Market Price[1]	3.43	27.38	2.82

Barclays Municipal Bond Index[2]	2.45	8.23	3.60

Average Lipper General & Insured Municipal Debt Fund (Leveraged)[3]	4.85	18.10	7.82

Fund Statistics (as of November 30, 2014)

NYSE Symbol	MMD	Premium/Discount[4]	–6.99%

CUSIP	56064K100	Total Net Assets (millions)	$531.9

Inception Date	6/26/12	Total Managed Assets (millions)[5]	$816.4

Market Price	$17.95	Leverage[6]	34.7%

NAV	$19.30	Percent of AMT Bonds[7]	4.43%

1.	Total returns assume dividends and capital gains distributions are reinvested.
2.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. An investment cannot be made directly in an index.
3.	The average Lipper General & Insured Municipal Debt Fund (Leveraged) is representative of funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
4.	Premium/Discount is the percentage (%) difference between the market price and the NAV price. When the market price exceeds the NAV, the Fund is trading at a Premium. When the market price is less than the NAV, the Fund is trading at a Discount.
5.	“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).
6.	Leverage is based on the use of proceeds received from tender option bond transactions, issuing Preferred Shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.
7.	Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax.

5

Portfolio Composition as of November 30, 2014† (Unaudited)

California	20.6%
Illinois	12.1
Texas	6.2
Michigan	6.1
Puerto Rico	5.4
Virginia	4.8
Pennsylvania	4.5
Florida	4.4
New Jersey	3.5
Maryland	2.9
Guam	2.7
Kansas	2.7
Nebraska	2.7
Washington	2.6
Ohio	2.2
Rhode Island	2.1
Tennessee	2.0
New York	1.8
Nevada	1.7

U.S. Virgin Islands	1.3%
Massachusetts	1.2
Colorado	0.7
Iowa	0.7
Louisiana	0.7
District of Columbia	0.6
Alabama	0.5
Alaska	0.5
Arizona	0.5
Missouri	0.3
New Hampshire	0.3
Georgia	0.1
Indiana	0.1
Vermont	0.1
West Virginia	0.1
Other Assets, Less Liabilities	1.3

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of November 30, 2014# (Unaudited)

1.	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, due 12/15/30–12/15/32
2.	Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds, 4.50%–5.30%, due 6/1/27–6/1/37
3.	Chicago Board of Education, Unlimited General Obligation, 5.50%, due 12/1/39
4.	University of California, Regents Medical Center, Revenue Bonds, 5.00%, due 5/15/43
5.	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds, 5.00%, due 5/15/43
6.	San Jose Financing Authority, Civic Center Project, Revenue Bonds, 5.00%, due 6/1/39
7.	Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds, 5.00%, due 5/15/31
8.	Riverside County Transportation Commission, Limited Tax, Revenue Bonds, 5.25%, due 6/1/39
9.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.25%, due 9/1/37
10.	City of Sacramento, California, Water, Revenue Bonds, 5.00%, due 9/1/42

Credit Quality as of November 30, 2014† (Unaudited)

Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If ratings are provided by the ratings agencies, but differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

†	As a percentage of Managed Assets.
#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for the TOB residuals and cash.

6	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert DiMella, CFA, John Loffredo, CFA, Michael Petty, Scott Sprauer and David Dowden of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay DefinedTerm Municipal Opportunities Fund perform relative to its benchmark and peers during the six months ended November 30, 2014?

For the six months ended November 30, 2014, MainStay DefinedTerm Municipal Opportunities Fund returned 6.07% based on net asset value applicable to Common shares and 3.43% based on market price. At net asset value and at market price, the Fund outperformed the 2.45% return of the Barclays Municipal Bond Index1 over the same period. At net asset value, the Fund outperformed—and at market price, the Fund underperformed—the 4.85% return of the average Lipper2 General & Insured Municipal Debt Fund (Leveraged) for the six months ended November 30, 2014.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was positioned with a longer-maturity, lower- investment-grade rating profile than the Barclays Municipal Bond Index. This strategy performed well during the reporting period, as credit spreads3 narrowed and the municipal yield curve4 flattened. Individual security selection also contributed to relative performance, as instruments like Detroit Water and Sewerage credits and enhanced Puerto Rico credits outperformed the general municipal market.

How was the Fund’s leverage strategy implemented during the reporting period?

The Fund’s leverage percentage stayed range-bound during the reporting period overall, and it remains near the higher end of the Fund’s leverage strategy. The Fund continues to meet its dividend distribution after having raised the distribution during the reporting period for the benefit of the Common shareholders. The Fund’s cost of borrowing on its leverage remained stable.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund uses tender option bonds to augment yield through a leveraged strategy. This strategy materially affected the Fund’s relative performance by allowing the Fund to maintain a very competitive yield and to increase its monthly distribution rate. Tender option bonds also increased the Fund’s duration,5 which augmented the Fund’s relative performance, as municipal bonds generally rallied during the reporting period. The Fund invested in U.S. Treasury futures contracts to hedge and manage its duration risk in relation to the Barclays Municipal Bond Index. This is important considering that the Fund has maintained an overweight position relative to the benchmark in securities at the longer end of the maturity spectrum. While interest rates have rallied throughout the reporting period, the Fund has outpaced the U.S. Treasury market. This combination helped the Fund’s relative performance.

What was the Fund’s duration strategy during the reporting period?

The Fund began the reporting period with a duration that was slightly longer than that of the Barclays Municipal Bond Index. This was a result of the significant buying opportunity available to investors during the technical dislocation that occurred during the second half of 2013. We continued to move the Fund’s duration to a more defensive posture during the reporting period. As of November 30, 2014, the Fund’s unleveraged duration to worst6 was 5.3 years and the Fund’s leveraged duration to worst was 8.2 years. The Fund’s duration strategy has had a positive impact on performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Lack of liquidity in the municipal market has been one of the greatest challenges for open-end funds during the reporting period. As a closed-end fund, however, MainStay DefinedTerm Municipal Opportunities Fund has a significant advantage over open-end funds because of its committed capital and lack of redemption risk. This allows the Fund to operate fully invested, maximizing its tax-exempt income stream. There were no significant changes to the Fund during the reporting period.

1.	See footnote on page 5 for more information on the Barclays Municipal Bond Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate bonds or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality. Leverage-adjusted duration is a measure of the price sensitivity of a bond or a bond fund to changes in market interest rates. Generally, the longer a bond’s or a fund’s duration, the more the price of the bond of fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a fund and therefore results in a duration that is longer than the duration of the fund’s portfolio of bonds.

7

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Relative to the Barclays Municipal Bond Index, the most significant positive contributions to the Fund’s performance came from overweight positions among longer maturities and securities that were more credit-sensitive. (Contributions take weightings and total returns into account.) An overweight position in bonds wrapped by insurers also added to performance, as these securities outperformed the Index. Hospital, charter school and local general obligation bonds also contributed positively to the Fund’s performance relative to the Barclays Municipal Bond Index. The most significant detractors from the Fund’s relative performance were our currently callable securities. While these securities continued to provide superior yield, their short duration structures kept their prices more muted than the Barclays Municipal Bond Index. Specific credits contributing to performance included Detroit Water and Sewerage issues, enhanced Puerto Rico bonds and California zero-coupon bonds.

How did the Fund’s sector and state weightings change during the reporting period?

There were no material changes to the Fund’s sector weightings during the reporting period. Sectors that we continued to favor were marginally increased, including local general obligation bonds and municipal bonds in the transportation and health care sectors. We reduced the Fund’s exposure to the education sector. From a state perspective, we decreased the Fund’s overweight position relative to the Barclays Municipal Bond Index in California in light of the continued strength of those securities.

How was the Fund positioned at the end of the reporting period?

As of November 30, 2014, the Fund was overweight relative to the Barclays Municipal Bond Index in the local general obligation, special tax and hospital sectors. From a quality perspective, we still favored credits rated AA (enhanced), A and BBB7 as of November 30, 2014.

7.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8	MainStay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments November 30, 2014 (Unaudited)

	Principal Amount	Value

Municipal Bonds 151.3%†
Alabama 0.8% (0.5% of Managed Assets)
Jefferson County, Limited Obligation School, Revenue Bonds Series A, Insured: AMBAC 4.75%, due 1/1/25	$250,000	$250,008
Jefferson County, Public Building Authority, Revenue Bonds Insured: AMBAC 5.00%, due 4/1/26	4,500,000	4,105,530

		4,355,538

Alaska 0.8% (0.5% of Managed Assets)
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	5,295,000	4,052,740

Arizona 0.8% (0.5% of Managed Assets)
Phoenix Industrial Development Authority, Downtown Phoenix Student LLC, Revenue Bonds
Series A, Insured: AMBAC 4.50%, due 7/1/32	1,000,000	950,900
Series A, Insured: AMBAC 4.50%, due 7/1/42	150,000	136,332
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	2,000,000	2,017,900
Pima County Industrial Development Authority, PLC Charter Schools Project, Revenue Bonds 6.75%, due 4/1/36	1,075,000	1,086,642

		4,191,774

California 31.6% (20.6% of Managed Assets)
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
Series A 5.125%, due 6/1/38	3,860,000	3,119,691
5.60%, due 6/1/36	2,575,000	2,242,542
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	2,165,000	2,677,542

	Principal Amount	Value

California 31.6% (20.6% of Managed Assets) (continued)
California Statewide Communities Development Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/42	$1,900,000	$2,024,355
Carson Redevelopment Agency, Redevelopment Project Area 1, Tax Allocation Series B, Insured: NATL-RE (zero coupon), due 10/1/25	75,000	47,075
Ceres Unified School District, Cabs-Election, Unlimited General Obligation Series A (zero coupon), due 8/1/43	6,375,000	968,873
♦City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (a)(b)	19,500,000	21,900,255
Fontana Unified School District, Cabs Unlimited General Obligation
Series C (zero coupon), due 8/1/34	14,000,000	5,335,820
Series C (zero coupon), due 8/1/42	18,600,000	4,260,144
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series A 6.00%, due 1/15/49	5,000,000	5,813,200
♦Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A-1 4.50%, due 6/1/27	7,500,000	7,084,950
Series A, Insured: AGC, FGIC 5.00%, due 6/1/35 (a)(b)	16,110,000	16,497,284
Series A-2 5.30%, due 6/1/37 (c)	5,000,000	4,020,700
Inglewood Public Financing Authority, Cabs-Lease, Revenue Bonds
(zero coupon), due 8/1/30	2,530,000	902,856
(zero coupon), due 8/1/31	2,530,000	830,827
Lancaster Financing Authority, Subordinated Project No. 5 & 6, Redevelopment Projects, Tax Allocation Series B, Insured: NATL-RE 4.625%, due 2/1/24	215,000	217,277
Marysville Joint Unified School District, Capital Project, Certificates of Participation
Insured: AGM (zero coupon), due 6/1/25	1,850,000	1,194,915

†	Percentages indicated are based on Fund net assets applicable to Common Shares, unless otherwise noted.
♦	Among the Fund’s 10 largest holdings or issuers held, as of November 30, 2014. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments November 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California 31.6% (20.6% of Managed Assets) (continued)
Marysville Joint Unified School District, Capital Project, Certificates of Participation (continued)
Insured: AGM (zero coupon), due 6/1/27	$2,445,000	$1,386,951
Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/41	16,780,000	3,310,526
Oceanside, California Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/50	17,190,000	2,127,434
♦Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39 (a)(b)	19,100,000	22,189,195
San Bernardino City Unified School District, Unlimited General Obligation Series C, Insured: NATL-RE (zero coupon), due 8/1/31	5,000,000	2,306,650
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Series A, Insured: NATL-RE 5.25%, due 1/15/30	900,000	901,053
♦San Jose Financing Authority, Civic Center Project, Revenue Bonds Series A 5.00%, due 6/1/39	20,550,000	23,458,647
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.50%, due 9/1/17	100,000	98,291
Insured: NATL-RE 4.80%, due 9/1/20	105,000	101,606
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: RADIAN 5.25%, due 9/1/31	630,000	621,457
Series A, Insured: RADIAN 5.25%, due 9/1/34	2,925,000	2,847,605
Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	175,000	176,860

	Principal Amount	Value

California 31.6% (20.6% of Managed Assets) (continued)
Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds Series A-1 5.00%, due 6/1/37	$3,000,000	$2,435,340
♦University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (a)(b)	23,260,000	25,931,597
Westminster School District, Cabs—Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	10,000,000	1,293,400

		168,324,918

Colorado 1.1% (0.7% of Managed Assets)
Colorado Health Facilities Authority, Revenue Bonds 5.625%, due 6/1/43	5,000,000	5,634,850
E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/29	660,000	314,153

		5,949,003

District of Columbia 0.8% (0.6% of Managed Assets)
Metropolitan Washington Airports Authority, Revenue Bonds Series C, Insured: GTY 0.00%, due 10/1/41 (c)	3,900,000	4,519,203

Florida 6.7% (4.4% of Managed Assets)
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	20,000,000	21,054,000
JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (a)(b)	12,980,000	14,660,481

		35,714,481

Georgia 0.1% (0.1% of Managed Assets)
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 6.25%, due 6/15/20	390,000	419,043

Guam 4.1% (2.7% of Managed Assets)
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	10,050,000	11,509,963

10	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Guam 4.1% (2.7% of Managed Assets) (continued)
Guam International Airport Authority, Revenue Bonds
Series C 5.00%, due 10/1/21 (d)	$5,500,000	$6,322,250
Series C, Insured: AGM 6.00%, due 10/1/34 (d)	3,425,000	4,021,293

		21,853,506

Illinois 18.6% (12.1% of Managed Assets)
♦Chicago Board of Education, Unlimited General Obligation
Series A 5.50%, due 12/1/39	5,000,000	5,299,200
Series A, Insured: AGM 5.50%, due 12/1/39 (a)(b)	20,000,000	21,445,200
Chicago, Illinois O’ Hare International Airport, Revenue Bonds
Series A, Insured: AGM 5.00%, due 1/1/38	3,000,000	3,229,710
Insured: AGM 5.75%, due 1/1/38	5,000,000	5,739,200
Chicago, Unlimited General Obligation Series C 5.00%, due 1/1/40 (a)(b)	19,570,000	19,637,321
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series A 5.50%, due 6/15/50 (a)(b)	20,000,000	21,784,772
State of Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (a)(b)	20,000,000	21,794,163

		98,929,566

Indiana 0.2% (0.1% of Managed Assets)
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	1,105,000	1,081,950

Iowa 1.1% (0.7% of Managed Assets)
Coralville Urban Renewal Revenue, Tax Increment, Tax Allocation Series C 5.00%, due 6/1/47	4,220,000	3,654,478
Iowa Higher Education Loan Authority, Private College Facility, Wartburg College, Revenue Bonds Series B 5.50%, due 10/1/31	2,075,000	2,065,828

		5,720,306

	Principal Amount	Value

Kansas 4.1% (2.7% of Managed Assets)
Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (a)(b)	$19,290,000	$21,680,980

Louisiana 1.0% (0.7% of Managed Assets)
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	405,000	350,855
Series A, Insured: CIFG 5.00%, due 7/1/22	1,105,000	1,123,376
Series A, Insured: CIFG 5.00%, due 7/1/24	1,200,000	1,209,612
Series A, Insured: CIFG 5.00%, due 7/1/30	2,870,000	2,818,082

		5,501,925

Maryland 4.4% (2.9% of Managed Assets)
♦Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds Series C 5.00%, due 5/15/43 (a)(b)	20,870,000	23,512,204

Massachusetts 1.8% (1.2% of Managed Assets)
Commonwealth of Massachusetts, Consolidated Loan, General Obligation
Series C 4.00%, due 7/1/30	3,915,000	4,191,321
Series C 4.00%, due 7/1/31	5,000,000	5,331,850

		9,523,171

Michigan 9.4% (6.1% of Managed Assets)
Detroit, Michigan Water and Sewerage Department, Senior Lien, Revenue Bonds
Series A 5.00%, due 7/1/32	1,500,000	1,612,065
Series A 5.25%, due 7/1/39	7,500,000	8,055,000
Series C-1, Insured: AGM 7.00%, due 7/1/27	3,450,000	4,040,122
Detroit, Michigan Water Supply System, Revenue Bonds
Series A, Insured: NATL-RE 4.50%, due 7/1/31	760,000	754,270
Series B, Insured: NATL-RE 5.00%, due 7/1/34	3,840,000	3,839,885
Series C 5.00%, due 7/1/41	1,005,000	1,053,491

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments November 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan 9.4% (6.1% of Managed Assets) (continued)
Detroit, Michigan Water Supply System, Revenue Bonds (continued)
Series A 5.25%, due 7/1/41	$2,385,000	$2,534,134
Series A 5.75%, due 7/1/37	5,000,000	5,491,800
Michigan Finance Authority, Limited Obligation, Public School Academy, University Learning, Revenue Bonds 7.375%, due 11/1/30	2,920,000	3,201,722
Michigan Finance Authority, Public School Academy, Revenue Bonds 7.50%, due 11/1/40	2,745,000	3,012,637
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
8.00%, due 4/1/30	1,195,000	1,305,215
8.00%, due 4/1/40	500,000	543,500
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	5,120,000	4,414,310
Series A 6.00%, due 6/1/48	12,580,000	10,335,980

		50,194,131

Missouri 0.4% (0.3% of Managed Assets)
St. Louis County Industrial Development Authority, Nazareth Living Center, Revenue Bonds 6.125%, due 8/15/42	2,120,000	2,239,653

Nebraska 4.2% (2.7% of Managed Assets)
♦Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (a)(b)	20,000,000	22,115,600

Nevada 2.6% (1.7% of Managed Assets)
City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28	12,500,000	13,573,125

New Hampshire 0.5% (0.3% of Managed Assets)
Manchester Housing & Redevelopment Authority Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	2,601,265

	Principal Amount	Value

New Jersey 5.4% (3.5% of Managed Assets)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (d)	$9,120,000	$9,687,720
Series B 5.625%, due 11/15/30 (d)	2,500,000	2,719,675
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.00%, due 6/15/37 (d)	1,000,000	1,041,870
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds Series 1A 5.00%, due 6/1/41	20,000,000	15,307,800

		28,757,065

New York 2.7% (1.8% of Managed Assets)
New York Liberty Development Corp., World Trade Center, Revenue Bonds 7.25%, due 11/15/44	4,000,000	4,537,960
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 5.00%, due 7/1/42	2,000,000	2,003,660
Riverhead Industrial Development Agency, Revenue Bonds
7.00%, due 8/1/43	5,595,000	6,739,066
7.00%, due 8/1/48	900,000	1,080,396

		14,361,082

Ohio 3.4% (2.2% of Managed Assets)
Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	2,550,000	2,171,325
Series A-2 5.75%, due 6/1/34	2,425,000	1,957,751
Series A-2 5.875%, due 6/1/30	13,890,000	11,560,647
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health Systems, Revenue Bonds 5.75%, due 12/1/32	2,395,000	2,470,083

		18,159,806

Pennsylvania 7.0% (4.5% of Managed Assets)
Harrisburg, Capital Appreciation, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	95,000	69,185

12	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania 7.0% (4.5% of Managed Assets) (continued)
Pennsylvania Economic Development Financing Authority, Aqua Pennsylvania Inc. Project, Revenue Bonds 5.00%, due 11/15/40	$10,710,000	$12,064,494
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds 6.00%, due 7/1/53 (a)(b)	14,260,000	16,897,075
Philadelphia Authority for Industrial Development, Nueva Esperanza Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,155,840
Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds 5.25%, due 9/1/31 (e)(f)	2,500,000	522,500
Philadelphia, Unlimited General Obligation 6.00%, due 8/1/36	4,625,000	5,300,990

		37,010,084

Puerto Rico 8.3% (5.4% of Managed Assets)
Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation
Series A-4, Insured: AGM 5.00%, due 7/1/31	340,000	342,149
Series A, Insured: AGM 5.00%, due 7/1/35	8,820,000	8,816,208
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,305,000	7,382,725
Series A, Insured: NATL-RE 5.50%, due 7/1/20	575,000	603,468
Series A, Insured: AGC 5.50%, due 7/1/29	360,000	379,235
Series C, Insured: AGM 5.50%, due 7/1/32	610,000	614,764
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: CIFG 4.50%, due 7/1/36	3,525,000	2,851,408
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC 5.00%, due 7/1/26	500,000	500,795
Series TT, Insured: AGM 5.00%, due 7/1/27	100,000	99,653
Puerto Rico Government Development Bank, Senior Notes, Revenue Notes Series B-1A 7.75%, due 6/30/15	5,000,000	4,975,000

	Principal Amount	Value

Puerto Rico 8.3% (5.4% of Managed Assets) (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series K, Insured: CIFG 5.00%, due 7/1/18	$530,000	$531,664
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,000,000	5,050,800
Series C, Insured: AGM 5.25%, due 7/1/34	105,000	106,410
Series C, Insured: AGM 5.50%, due 7/1/29	335,000	352,899
Series N, Insured: AGM, GTY 5.50%, due 7/1/29	6,000,000	6,320,580
Series C, Insured: AGM 5.50%, due 7/1/30	4,705,000	4,967,868

		43,895,626

Rhode Island 3.1% (2.1% of Managed Assets)
Narragansett Bay Commission Wastewater System, Revenue Bonds Series A 5.00%, due 9/1/38 (a)(b)	15,000,000	16,726,650

Tennessee 3.1% (2.0% of Managed Assets)
Chattanooga, TN, Industrial Development Board, Lease Rental, Revenue Bonds Insured: AGM 5.00%, due 10/1/30 (a)(b)	15,000,000	16,235,550

Texas 9.6% (6.2% of Managed Assets)
Dallas/Fort Worth International Airport, Joint Improvement, Revenue Bonds Series A 5.00%, due 11/1/43 (d)	5,180,000	5,511,106
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	26,269
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	1,320,000	525,558
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	2,520,000	923,555
Series H, Insured: NATL-RE (zero coupon), due 11/15/35	2,080,000	676,354
Series H, Insured: NATL-RE (zero coupon), due 11/15/37	6,705,000	2,034,297
Series A, Insured: NATL-RE (zero coupon), due 11/15/38	175,000	48,963
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	73,507
Series B, Insured: NATL-RE 5.25%, due 11/15/40	755,000	755,430

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments November 30, 2014 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Texas 9.6% (6.2% of Managed Assets) (continued)
Newark Cultural Education Facilities Finance Corp., A. W. Brown-Fellowship Leadership Academy, Revenue Bonds Series A 6.00%, due 8/15/42	$5,640,000	$5,841,686
♦Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	5,500,000	6,041,805
5.00%, due 12/15/32 (a)(b)	20,000,000	21,693,580
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/35	23,750,000	6,861,137

		51,013,247

U.S. Virgin Islands 2.0% (1.3% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	2,475,000	2,762,620
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Senior Lien, Revenue Bonds Insured: AGM 5.00%, due 10/1/29	2,500,000	2,836,925
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	4,650,000	5,186,935

		10,786,480

Vermont 0.2% (0.1% of Managed Assets)
Vermont State Student Assistance Corp., Revenue Bonds Series A 5.10%, due 6/15/32 (d)	1,120,000	1,163,053

Virginia 7.3% (4.8% of Managed Assets)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	14,185,000	9,991,630
♦Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds 5.00%, due 5/15/31 (a)(b)	20,315,000	23,372,806
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds 6.00%, due 1/1/37 (d)	5,000,000	5,689,300

		39,053,736

	Principal Amount	Value

Washington 4.0% (2.6% of Managed Assets)
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (a)(b)	$19,665,000	$21,194,740

West Virginia 0.1% (0.1% of Managed Assets)
Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	445,000	446,206

Total Investments (Cost $755,640,270) (j)	151.3%	804,857,407
Floating Rate Note Obligations (g)	(40.1)	(213,380,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(13.2)	(70,000,000)
Other Assets, Less Liabilities	2.0	10,408,202
Net Assets Applicable to Common Shares	100.0%	$531,885,609

	Contracts Short	Unrealized Appreciation (Depreciation) (h)
Futures Contracts 0.3%
United States Treasury Note March 2015 (10 Year) (i)	(625)	$(714,234)
United States Treasury Bond March 2015 (i)	(275)	(627,935)

Total Futures Contracts Short (Notional Amount $118,626,172)		$(1,342,169)

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.

(c)	Step coupon—Rate shown was the rate in effect as of November 30, 2014.

(d)	Interest on these securities was subject to alternative minimum tax.

(e)	Illiquid security—As of November 30, 2014, the total market value of this security was $522,500, which represented 0.1% of the Fund’s net assets.

(f)	Issue in default.

(g)	Face value of Floating Rate Notes received from TOB transactions.

(h)	Represents the difference between the value of the contracts at the time they were opened and the value as of November 30, 2014.

(i)	As of November 30, 2014, cash in the amount of $1,286,250 was on deposit with a broker for futures transactions.

14	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(j)	As of November 30, 2014, cost was $544,842,562 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$54,655,336
Gross unrealized depreciation	(8,020,491)

Net unrealized appreciation	$46,634,845

“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

FGIC—Financial Guaranty Insurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

RADIAN—Radian Asset Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$804,857,407	$—	$804,857,407

Total Investments in Securities	$—	$804,857,407	$—	$804,857,407

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(1,342,169)	$—	$—	$(1,342,169)

Total Other Financial Instruments	$(1,342,169)	$—	$—	$(1,342,169)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended November 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of November 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of November 30, 2014 (Unaudited)

Assets
Investment in securities, at value (identified cost $755,640,270)	$804,857,407
Cash	1,668,022
Cash collateral on deposit at broker	1,286,250
Receivables:
Interest	12,825,367
Deferred offering costs (See Note 2 (M))	153,792
Other assets	6,868

Total assets	820,797,706

Liabilities
Payable for Floating Rate Note Obligations	213,380,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series A (a)	35,000,000
Fixed Rate Municipal Term Preferred Shares, at liquidation value, Series B (a)	35,000,000
Payables:
Investment securities purchased	3,377,887
Manager (See Note 3)	402,585
Variation margin on futures contracts due to broker	367,188
Professional fees	55,023
Shareholder communication	20,170
Transfer agent	3,790
Custodian	2,408
Trustees	966
Accrued expenses	1,058
Interest expense and fees payable	1,128,940
Common share dividend payable	172,082

Total liabilities	288,912,097

Net assets applicable to Common shares	$531,885,609

Common shares outstanding	27,554,564

Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$19.30

Net assets applicable to Common Shares consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$27,555
Additional paid-in capital	524,930,310

524,957,865
Undistributed net investment income	3,123,140
Accumulated net realized gain (loss) on investments and futures transactions	(44,070,364)
Net unrealized appreciation (depreciation) on investments and futures contracts	47,874,968

Net assets applicable to Common shares	$531,885,609

(a)	Unlimited authorized shares, $0.01 par value, liquidation preference of $100,000 per share (See Note 2 (J)).

16	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended November 30, 2014 (Unaudited)

Investment Income (Loss)
Income
Interest	$20,538,543

Expenses
Manager (See Note 3)	2,426,845
Interest expense and fees	1,449,140
Professional fees	48,555
Shareholder communication	25,241
Transfer agent	19,100
Trustees	13,139
Custodian	5,430
Miscellaneous	71,829

Total expenses	4,059,279

Net investment income (loss)	16,479,264

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	5,589,306
Futures transactions	(829,358)

Net realized gain (loss) on investments and futures transactions	4,759,948

Net change in unrealized appreciation (depreciation) on:
Investments	11,141,398
Futures contracts	(1,390,681)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	9,750,717

Net realized and unrealized gain (loss) on investments and futures transactions	14,510,665

Net increase (decrease) in net assets to Common shares resulting from operations	$30,989,929

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Changes in Net Assets

	Six months ended November 30, 2014*	Year ended May 31, 2014
Net Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$16,479,264	$31,985,239
Net realized gain (loss) on investments and futures transactions	4,759,948	(45,590,454)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	9,750,717	21,101,251

Net increase (decrease) in net assets applicable to Common shares resulting from operations	30,989,929	7,496,036

Dividends and distributions to Common shareholders:
From net investment income	(16,064,311)	(31,720,814)
From net realized gain on investments	—	(9,582,651)

Total dividends and distributions to Common shareholders	(16,064,311)	(41,303,465)

Net increase (decrease) in net assets applicable to Common shares	14,925,618	(33,807,429)

Net Assets Applicable to Common Shares
Beginning of period	516,959,991	550,767,420

End of period	$531,885,609	$516,959,991

Undistributed net investment income at end of period	$3,123,140	$2,708,187

*	Unaudited

18	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended November 30, 2014 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$30,989,929
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(110,819,234)
Investments sold	115,639,388
Amortization (accretion) of discount and premium, net	(1,561,759)
Increase in interest receivable	(164,883)
Increase in cash collateral on deposit at broker	(473,750)
Decrease in other assets	41,252
Decrease in professional fees payable	(26,976)
Increase in custodian payable	1,455
Decrease in shareholder communication payable	(4,937)
Increase in interest expense and fees payable	190,704
Increase in due to Trustees	463
Decrease in due to manager	(1,696)
Increase in due to transfer agent	729
Increase in variation margin on futures contracts due to broker	414,356
Decrease in accrued expenses	(752)
Net change in unrealized (appreciation) depreciation on investments	(11,141,398)
Net realized (gain) loss from investments	(5,589,306)

Net cash provided by operating activities	17,493,585

Cash flows from financing activities:
Cash distributions paid	(16,082,135)
Net increase in cash:	1,411,450
Cash at beginning of period	256,572

Cash at end of period	$1,668,022

Cash payments recognized as interest expense on the Fund’s Fixed Rate Municipal Term Preferred Shares for the six months ended November 30, 2014, was $535,500. Net increase in net assets result from operations for the six months ended November 30, 2014, includes $841,564 of non-cash interest income and non-cash interest expense on floating rate note obligations related to the Fund’s tender option bonds.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended November 30, 2014*		Year ended May 31, 2014	June 26, 2012** through May 31, 2013
Net asset value at beginning of period applicable to Common shares	$18.76		$19.99	$19.06	(a)

Net investment income (loss)	0.59		1.16	0.92
Net realized and unrealized gain (loss) on investments	0.53		(0.89)	1.11

Total from investment operations	1.12		0.27	2.03

Less dividends and distributions to Common shareholders:
From net investment income	(0.58)		(1.15)	(0.86)
From net realized gain on investments	—		(0.35)	(0.20)

Total dividends and distributions to Common shareholders	(0.58)		(1.50)	(1.06)

Dilution effect on net asset value from overallotment issuance	—		—	(0.04)

Net asset value at end of period applicable to Common shares	$19.30		$18.76	$19.99

Market price at end of period applicable to Common shares	$17.95		$17.93	$18.91

Total investment return on net asset value	6.07	%(b)	2.36%	10.52	% (b)
Total investment return on market price	3.43	%(b)	3.81%	(0.36	%)(b)
Ratios (to average net assets of Common shareholders)/Supplemental Data:
Net investment income (loss)	6.30	%††	6.67%	5.01	% ††
Net expenses (excluding interest expense and fees)	1.00	%††	1.02%	0.89	% ††(c)
Expenses (including interest expense and fees)	1.55	%††	1.67%	1.32	% ††(c)
Interest expense and fees (d)	0.55	%††	0.65%	0.43	% ††
Portfolio turnover rate	14%		83%	64%
Net assets applicable to Common shareholders end of period (in 000’s)	$531,886		$516,960	$550,767
Preferred shares outstanding at $100,000 liquidation preference, end of period (in 000’s)	$70,000		$70,000	$70,000
Assets coverage per Preferred share, end of period (e)	$859,837		$838,514	$886,811
Average market value per Preferred share:
Series A	$100,005		$100,006	$100,008
Series B	$100,008		$100,006	$100,007

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share from the $20.00 offering price.
(b)	Total investment return is not annualized.
(c)	The Manager has agreed to reimburse all organizational expenses.
(d)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2 (I)) and the issuance of fixed rate municipal term preferred shares (See Note 2 (J)).
(e)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.

20	MainStay DefinedTerm Municipal Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was amended and restated on May 16, 2012 (“Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified”, closed-end management investment company, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on June 26, 2012.

Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.

Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended an unlimited number of times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.

The Fund’s primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for purpose of the Federal alternative minimum tax). Total return is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

21

Notes to Financial Statements (Unaudited) (continued)

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of November 30, 2014, for the Fund’s assets or liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the period ended November 30, 2014, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of November 30, 2014, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

22	MainStay DefinedTerm Municipal Opportunities Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to two tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Common Shareholders.   Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, after payment of any dividends on any outstanding Preferred shares, if any, at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. To the extent that the Fund realizes any capital gains or ordinary taxable income, it will be required to allocate such income between the Common shares and Preferred shares issued by the Fund, in proportion to the total dividends paid to each share class for the year in which the income is realized.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those incurred with related parties of the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of portfolio securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability

23

Notes to Financial Statements (Unaudited) (continued)

to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute securities lending at any time without notice when deemed appropriate. The Fund did not have any portfolio securities on loan as of November 30, 2014.

(I)  Tender Option Bonds.  The Fund may leverage its assets through the use of proceeds received from tender option bond transactions. In a tender option bond transaction, a tender option bond trust (a “TOB Issuer”) is typically established by a third party sponsor forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.

The TOB Issuer receives Underlying Securities from the Fund through the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage).

Income received by TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals bear substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionally from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941(the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to TOB programs and may require that such programs be restructured or unwound. TOB trusts created after December 31, 2013 would have to comply with the Volcker Rule, and all applicable TOB trusts would have to comply with the Risk Retention Rules, on or before July 21, 2015. On December 18, 2014, the Board of Governors of the Federal Reserve System announced an extension of the initial Volcker Rule conformance date through at least July 21, 2016 for, among other vehicles, TOBs entered into prior to December 31, 2013. The results of these rules are not certain, and there can be no assurance that appropriate restructuring of existing TOB trusts will be possible or that the creation of new TOB trusts will continue. Because of the role that TOB programs play in the municipal bond market, it is possible that implementation of these rules

24	MainStay DefinedTerm Municipal Opportunities Fund

may adversely impact the municipal bond market. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented on the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value approximates the fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expense related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” on the Statement of Operations.

At November 30, 2014, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$369,269,455	$213,380,000

As of November 30, 2014, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$213,380,000	0.39%

(J)  Fixed Rate Municipal Term Preferred Shares.  On October 4, 2012, the Fund issued and has outstanding, two series of Fixed Rate Municipal Term Preferred Shares (“Series A FMTP Shares” and “Series B FMTP Shares”, collectively, “FMTP Shares”), each with a liquidation preference of $100,000 per share (“Liquidation Preference”). Dividends on FMTP Shares, which are recognized as interest expense for financial reporting purposes, are paid semiannually at a fixed annual rate, subject to adjustments in certain circumstances. The FMTP Shares were issued in a private offering exempt from registration under the Securities Act of 1933, as amended. As of November 30, 2014, the number of FMTP Shares outstanding and annual interest rate were as follows:

Series	Dates of Issuance	Shares Outstanding	Annual Interest Rate
A	October 4, 2012	350	1.48%
B	October 4, 2012	350	1.58%

The Fund is obligated to redeem its FMTP Shares by the date as specified in its offering document (“Term Redemption”), unless earlier redeemed by the Fund. FMTP Shares are subject to optional and mandatory redemption in certain circumstances. FMTP Shares will be subject to redemption, at the option of the Fund (“Optional Redemption”), in whole or in part at any time only for the purposes of decreasing leverage of the Fund. The Fund may be obligated to redeem certain of the FMTP

Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Optional Redemption price per share is equal to the sum of the Liquidation Preference per share plus any accrued but unpaid dividends. As of November 30, 2014, the Term Redemption date and liquidation value for the FMTP Shares outstanding were as follows:

Series	Term Redemption Date	Liquidation Value
A	October 15, 2015	$35,237,417
B	March 15, 2016	$35,253,457

For financial reporting purposes only, the liquidation value of FMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on FMTP Shares are recognized as a component of “Interest expense and fees payable” on the Statement of Assets and Liabilities. Dividends accrued on FMTP Shares are recognized as a component of “Interest expense and fees” in the Statement of Operations. As of November 30, 2014, the fair value of the FMTP Shares for Series A and Series B were $35,002,100 and $35,004,200, respectively and are categorized as Level 2 in the fair value hierarchy.

(K)  Statement of Cash Flows.  The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash.

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. In addition, many state and municipal governments that issue securities may be under significant economic and financial stress and may not be able to satisfy their obligations.

(M)  Offering Costs.  Costs were incurred by the Fund in connection with the offering of FMTP Shares were recorded as deferred charges, which are amortized over the life of the shares. The Fund’s amortized deferred charges are recognized as “Interest expense and fees” on the Statement of Operations.

(N)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in United States Treasury Note and Bond futures

25

Notes to Financial Statements (Unaudited) (continued)

to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of November 30, 2014:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(1,342,169)	$(1,342,169)

Total Fair Value		$(1,342,169)	$(1,342,169)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended November 30, 2014:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(829,358)	$(829,358)

Total Realized Gain (Loss)		$(829,358)	$(829,358)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,390,681)	$(1,390,681)

Total Change in Unrealized Appreciation (Depreciation)		$(1,390,681)	$(1,390,681)

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(717)	(717)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the ‘‘Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

For the six-month period ended November 30, 2014, New York Life Investments earned fees from the Fund in the amount of $2,426,845.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Computershare Trust Company, N.A. (“Computershare”), 250 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between New York Life Investments and Computershare.

(C)  Capital.  As of November 30, 2014, New York Life beneficially held 6,239 Common shares of the Fund with a value and percentage of net assets applicable to Common shares of $120,413 and 0.02%, respectively.

Note 4–Federal Income Tax

For the fiscal year ended May 31, 2014, for federal income tax purposes, capital loss carryforwards of $47,287,137 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund. To the extent that these capital

26	MainStay DefinedTerm Municipal Opportunities Fund

loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$21,807	$25,480

The tax character of distributions paid during the year ended May 31, 2014, to Common shareholders (shown in the Statement of Changes in Net Assets) and Preferred shareholders (included as interest expense for financial statement purposes (See Note 2(J)) were as follows:

Distributions paid from:	Ordinary Income	Exempt Interest Dividends	Long-Term Capital Gain
Common shares	$9,873,371	$30,937,969	$492,125
Preferred shares	334,070	906,667	16,466
Total	$10,207,441	$31,844,636	$508,591

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Purchases and Sales of Securities (in 000’s)

For the six-month period ended November 30, 2014, purchases and sales of securities, other than short-term securities, were $114,947 and $110,090, respectively.

Note 7–Capital Share Transactions

Common Shares (a):	Shares
For the period June 26, 2012 through May 31, 2013:
Common shares issued resulting from initial public offering on June 26, 2012 (b)	27,524,029
Common shares issued in reinvestment of dividends	30,535

Common shares outstanding at the end of the period	27,554,564

Preferred Shares (a):	Shares	Amount
For the period June 26, 2012 through May 31, 2013:
Series A Shares Issued	350	$35,000,000
Series B Shares Issued	350	$35,000,000

(a)	For the period June 1, 2013 through November 30, 2014, there were no new shares issued.

(b)	Includes 5,236 shares held by New York Life at inception date and 2,768,793 shares resulting from overallotment issuance on August 15, 2012.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended November 30, 2014, events and transactions subsequent to November 30, 2014, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

On October 6, 2014, the Fund declared a dividend in the amount of $0.098 per Common share, payable on December 31, 2014, to shareholders of record on December 19, 2014, respectively.

On December 15, 2014, the Fund paid its semiannual distribution Series A and Series B Preferred shareholders in the amounts of $740.00 and $790.00 per Preferred share, respectively, in addition, a supplemental distribution (See Note 2(C)) of $18.93 and $20.21 per Preferred share, was paid to Series A and Series B Preferred shareholders, respectively.

On January 2, 2015, the Fund declared dividends for the upcoming quarter as shown in the following schedule:

Month	Ex-Date	Record Date	Payable Date	Amount
January	1/13/15	1/15/15	1/30/15	$0.098
February	2/12/15	2/17/15	2/27/15	$0.098
March	3/12/15	3/16/15	3/31/15	$0.098

27

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Com-putershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.

When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. If, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan

Administrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close of business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares In the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 43078, Providence, Rhode Island 02940-3078.

28	MainStay DefinedTerm Municipal Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

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Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

MacKay Shields LLC1

New York, New York

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Transfer, Dividend Disbursing and Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island, 02940-3078

(855) 456-9683

mainstayinvestments.com/mmd

1. An affiliate of New York Life Investment Management LLC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1634200 MS387-14	MSMHI10-01/15 (NYLIM) NL264

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	February 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher

 President and Principal Executive Officer

Date:	February 6, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende

 Treasurer and Principal Financial and Accounting Officer

Date:	February 6, 2015

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.